Fees Summary	Jun. 04, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,272,000.00
Previously Paid Amount	0.00
Total Fee Amount	1,832.86
Total Offset Amount	0.00
Net Fee	$ 1,832.86